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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURTIES AND EXCHANGE ACT OF 1934

                         Date of Report: August 10, 2005
                 Date of earliest event reported: August 9, 2005

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                               AMISTAR CORPORATION
             (Exact name of registrant as specified in its Charter)
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          CALIFORNIA                      0-13403               95-2747332
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          file number)         Identification No.)

                                237 VIA VERA CRUZ
                            SAN MARCOS, CA 92078-2698
                    (Address of principal executive offices)

                            AREA CODE (760) 471-1700
                         (Registrant's telephone number,
                              including area code)


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 9, 2005, Amistar Corporation issued a press release announcing its financial results for the second quarter of 2005. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

ITEM 9.01 (c). EXHIBITS

Exhibit 99 Press Release of Amistar Corporation dated August 9, 2005, reporting Amistar's financial results for the second quarter 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 10, 2005                            Amistar Corporation


                                                 By: /s/ Gregory D. Leiser
                                                     --------------------------
                                                     Gregory D. Leiser
                                                     Vice President Finance and
                                                     Chief Financial Officer


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